UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 10, 2016

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CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-24525	36-4159663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA		30305
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a

(Former name or former address, if changed since last report)

 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure.

On March 10, 2016, Cumulus Media Inc. ("we") or (the "Company") held an investor conference call and webcast to discuss financial results for the three months and year ended December 31, 2015.

We have also made available on our website presentation materials containing certain historical and forward-looking information relating to the Company about the Company's financial results for the three months and year ended December 31, 2015 (the "Presentation Materials"). The Presentation Materials are furnished herewith as Exhibit 99.1 and are incorporated by reference in this Item 7.01. All information in Exhibit 99.1 is presented as of the particular date or dates referenced therein, and the Company does not undertake any obligation to, and disclaim any duty to, update any of the information provided.

The information set forth under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 — Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

99.1	Presentation Materials, dated March 10, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

By:	/s/ Joseph P. Hannan
Name: Joseph P. Hannan
Title: Senior Vice President, Treasurer and Chief Financial Officer
Date: March 10, 2016

Exhibit Index

Number	Exhibit

99.1	Presentation Materials, dated March 10, 2016